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                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY

                                NC MERGER COMPANY

                                  $150,000,000

                   11-1/8 % Senior Subordinated Notes due 2007


                               PURCHASE AGREEMENT

                                                                  April 23, 1997

CHASE SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED
c/o Chase Securities Inc.
270 Park Avenue, 4th floor
New York, New York  10017

Ladies and Gentlemen:

            NC Merger Company, a Wisconsin corporation (the "Company"), proposes to issue and sell $150,000,000 aggregate principal amount of its 11-1/8% Senior Subordinated Notes due 2007 (the "Notes"). The Notes will be issued pursuant to an Indenture to be dated as of April 30, 1997 (the "Indenture") between the Company and United States Trust Company of New York, as trustee (the "Trustee"). Immediately following the consummation of the sale of the Notes hereunder and pursuant to the Agreement and Plan of Reorganization dated November 20, 1996, as amended (the "Merger Agreement"), among NFC Castings, Inc., a Delaware corporation ("Holdings"), the Company and Neenah Corporation, a Wisconsin corporation ("Neenah"), the Company will merge (the "Merger") with and into Neenah, with Neenah being the surviving corporation. Upon consummation of the Merger, Neenah will assume, by supplemental indenture (the "Supplemental Indenture"), all of the obligations of the Company under the Indenture and the Notes, Neenah will become the primary obligor on the Notes and the Notes will be guaranteed on an unsecured senior subordinated basis (the "Guarantees", and together with the Notes, the "Securities") by the principal operating subsidiaries of Neenah, Neenah Foundry Company, Hartley Controls Corporation and Neenah Transport, Inc. (collectively, the "Guarantors"). The Company confirms its agreement with Chase Securities Inc. ("CSI") and Morgan Stanley & Co. Incorporated (together with CSI, the "Initial Purchasers") concerning the purchase of the Securities from the Company by the several Initial Purchasers.
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            The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum dated April 4, 1997 (the "Preliminary Offering Memorandum") and will prepare an offering memorandum dated the date hereof (the "Offering Memorandum") setting forth information concerning the Company, Neenah, the Guarantors and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in accordance with Section 2.

            Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of an Exchange and Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"), pursuant to which Neenah and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of senior subordinated notes of the Company (the "Exchange Securities") which are identical in all material respects to the Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions) and
(ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

            Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

            1. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, the several Initial Purchasers on and as of the date hereof and the Closing Date (as defined in Section 3) that:

            (a) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, did not, and on the Closing Date the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company by or on behalf of any Initial Purchaser specifically for use therein (the "Initial Purchasers' Information").
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            (b) Each of the Preliminary Offering Memorandum and the Offering
      Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

            (c) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

            (d) Holdings has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and the Company, Neenah and each of Neenah's subsidiaries have been duly incorporated and are validly existing as corporations under the laws of the State of Wisconsin; and each of the Company, Holdings, Neenah and each of Neenah's subsidiaries are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged and to take the actions necessary to consummate each of the transactions contemplated by this Agreement and the Offering Memorandum (the "Transactions"), except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of Neenah and its subsidiaries taken as a whole (a "Material Adverse Effect").

            (e) Neenah has a capitalization as set forth in the Offering Memorandum under the heading "Capitalization"; all of the outstanding shares of capital stock of Holdings, the Company, Neenah and each of Neenah's Subsidiaries have been, and upon the consummation of the Transactions will be, duly and validly authorized and issued and are, and upon the consummation of the Transactions will be, fully paid and non-assessable, except as set forth in Section 180.0622(2)(b) of the Wisconsin statutes, as judicially interpreted; and upon the consummation of the Transactions will conform in all material respects to the description thereof contained in the Offering Memorandum. Upon consummation of the Transactions, all of the outstanding shares of capital stock of Neenah and its subsidiaries will be owned directly or indirectly by Holdings, free and clear of any lien, charge, encumbrance, security interest, restriction

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      upon voting or transfer or any other claim of any third party, other than liens arising under the Senior Bank Facilities.

            (f) Each of the Company, Neenah and the Guarantors have full right, power and authority to execute and deliver any of this Agreement, the Neenah Letter Agreement (as defined in Section 5(q) hereof), the Indenture, the Supplemental Indenture, the Registration Rights Agreement, the Securities and the Merger Agreement (collectively, the "Transaction Documents") to which it is or will be a party and to perform its respective obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

            (g) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company (and has been or will be duly authorized by Neenah and the Guarantors and will be the valid and legally binding agreement of Neenah and each of the Guarantors upon the execution and delivery of the Neenah Letter Agreement by each party thereto).

            (h) The Registration Rights Agreement has been or will be duly authorized by Neenah and each of the Guarantors and, when duly executed and delivered in accordance with its terms by Neenah, the Guarantors and the Initial Purchasers, will constitute a valid and legally binding agreement of Neenah and each of the Guarantors, enforceable against Neenah and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

            (i) The Indenture has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by the Company and the Trustee, will constitute a valid and legally binding agreement of the Company (and upon the execution and delivery of the Supplemental Indenture by each party thereto, of Neenah, as primary obligor, and of the Guarantors, as note guarantors) enforceable against the Company (and Neenah and each of the Guarantors, as aforesaid) in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust
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      Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

            (j) The Supplemental Indenture has been or will be duly authorized by Neenah and each of the Guarantors and, when duly executed and delivered in accordance with the terms thereof by each party thereto, will constitute the valid and legally binding agreement of Neenah and the Guarantors, enforceable against each of them in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

            (k) The Neenah Letter Agreement has been or will be duly authorized by Neenah and each of the Guarantors and when duly executed and delivered in accordance with the terms thereof by each party thereto, will constitute the valid and legally binding agreement of Neenah and each of the Guarantors, enforceable against Neenah and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

            (l) The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company (and upon execution and delivery of the Supplemental Indenture by each party thereto, of Neenah, as primary obligor, and of each of the Guarantors, as note guarantors) entitled to the benefits of the Indenture and enforceable against the Company (and Neenah and each of the Guarantors, as aforesaid) in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

            (m) The Merger Agreement has been duly authorized, executed and delivered by the Company, Holdings and Neenah and constitutes a valid and legally binding agreement of the Company, Holdings and Neenah enforceable against each of them in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).
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            (n) Each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum.

            (o) The execution, delivery and performance by the Company, Neenah and each of the Guarantors of each of the Transaction Documents to which it is or will be a party, the issuance, authentication, sale and delivery of the Securities and compliance by the Company, Neenah and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, Neenah or any of Neenah's subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their respective properties or assets are subject, except where such conflict, breach, violation or default would not (A) result in a Material Adverse Effect on the Company, Neenah or any of Neenah's subsidiaries, or (B) have a material adverse effect on the Company's ability to perform its obligations under any of the Transaction Documents to which it is a party, and (ii) such actions will not result in any violation of (A) the provisions of the charter or by-laws of the Company, Neenah or any of Neenah's subsidiaries or (B) to the Company's best knowledge, any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company, Neenah or any of Neenah's subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by each of the Company, Neenah and each of the Guarantors of each of the Transaction Documents to which it is or will be a party, the issuance, authentication, sale and delivery of the Securities and compliance by the Company, Neenah and the Guarantors (as applicable) with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which shall have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.

            (p) Ernst & Young LLP are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and rulings thereunder. The historical financial statements (including the related notes) contained in the Offering Memorandum comply in all material respects with the requirements

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      applicable to a registration statement on Form S-1 under the Securities
      Act (except that certain consolidated financial statement schedules and net income per common share data are omitted); such financial statements have been prepared in accordance with generally accepted accounting principles consis tently applied throughout the periods covered thereby and fairly present the financial position of the entities purported to be covered thereby at the re spective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Offering Memorandum under the headings "Summary--Summary Consolidated Financial and Other Data", "Capitalization", "Selected Consolidated Financial and Other Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Management--Compensation of Executive Officers" are derived from the accounting records of the Company and its subsidiaries and fairly present the information purported to be shown thereby. The pro forma financial information contained in the Offering Memorandum has been prepared on a basis consistent with the histori cal financial statements contained in the Offering Memorandum (except for the pro forma adjustments specified therein), includes all material adjustments to the historical financial information required by Rule 11-02 of Regulation S-X under the Securities Act and the Exchange Act to reflect the transactions described in the Offering Memorandum, gives effect to assumptions made on a reasonable basis and fairly presents the historical and proposed transactions contemplated by the Offering Memorandum and the Transaction Documents. The other historical financial and statistical information and data included in the Offering Memorandum are, in all material respects, fairly presented.

            (q) There are no legal or governmental proceedings pending to which the Company, Neenah or any of Neenah's subsidiaries is a party or of which any of their respective property or assets is the subject which, singularly or in the aggregate, if determined adversely to the Company, Neenah or any of Neenah's subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (r) To the best knowledge of the Company, no action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction; to the best knowledge of the Company, no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company, Neenah or any of

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      Neenah's subsidiaries which would prevent or suspend the issuance or sale of the Securities or the use of the Preliminary Offering Memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting the Company, Neenah or any of Neenah's subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and the Company has complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Preliminary Offering Memorandum and the Offering Memorandum.

            (s) None of the Company, Holdings, Neenah or any of Neenah's subsidiaries is (i) in violation of its charter or by-laws, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets are subject or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject, except for any violation or default under clauses (ii) or (iii) that would not have a Material Adverse Effect.

            (t) Neenah and each of Neenah's subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and none of the Company, Neenah or any of Neenah's subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course.

            (u) Neenah and each of Neenah's subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to Neenah or any of Neenah's subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to Neenah or any of Neenah's subsidiaries, could reasonably be expected to have) a Material Adverse Effect.

            (v) None of the Company, Neenah or any of Neenah's subsidiaries is
      (i) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission

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      thereunder or (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            (w) Neenah and each of Neenah's subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (x) Neenah and each of its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are adequate to protect Neenah and its subsidiaries and their respective businesses. Neither Neenah nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

            (y) Neenah and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the Company has no reason to believe that the conduct of their respective businesses will conflict in any material respect with, and Neenah and its subsidiaries have not received any notice of any claim of conflict with, any such rights of others.

            (z) Neenah and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of Neenah and its subsidiaries, in each case free and clear of all liens (other than liens arising under the Senior Bank Facilities), encumbrances, claims and defects and imperfections of title except such as (i) do not materially interfere with the use made and proposed to be made of such property by Neenah and its subsidiaries or (ii) could not reasonably be expected to have a Material Adverse Effect.

            (aa) No material labor disturbance by or dispute with the employees of Neenah or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened.

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            (bb) No "prohibited transaction" (as defined in Section 406 of the
      Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of Neenah or any of its subsidiaries which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; Neenah and each of its subsidiaries have not incurred and do not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which Neenah or any of its subsidiaries would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

            (cc) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by Neenah or any of its subsidiaries (or, to the best knowledge of the Company, any other entity (including any predecessor) for whose acts or omissions the Company, Neenah or any of Neenah's subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by Neenah or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability could not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

            (dd) Neither Neenah nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of Neenah or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any

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      foreign or domestic government official or employee from corporate funds;
      (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

            (ee) On and immediately after the Closing Date, Neenah (on a consolidated basis, after giving effect to the issuance of the Securities and to the other Transactions as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of Neenah is not less than the total amount required to pay the probable liabilities of Neenah on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) Neenah is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Securities as contemplated by this Agreement, the Neenah Letter Agreement and the Offering Memorandum, Neenah is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (iv) Neenah is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which Neenah is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

            (ff) Except as described in the Offering Memorandum, there are no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity or other ownership interest in Holdings, the Company, Neenah or any of Neenah's subsidiaries.

            (gg) Neither Neenah nor any of its subsidiaries owns any "margin securities" as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation G, T, U or X of the Federal Reserve Board.

            (hh) None of the Company, Neenah or any of Neenah's subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company, Neenah or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

            (ii) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

            (jj) None of the Company, Neenah, any of their respective affiliates or any person acting on behalf of any of them has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S under the Securities Act ("Regulation S")), and all such persons have complied and will comply with the offering restrictions requirement of Regulation S to the extent applicable.

            (kk) None of the Company, Neenah or any of their respective affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

            (ll) None of the Company, Neenah or any of their respective affiliates or any other person acting on behalf of any of them has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

            (mm) There are no securities of the Company or Neenah registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

            (nn) Neither the Company nor Neenah has taken or will take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Securities.

            (oo) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

            (pp) None of Neenah or any of its subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Florida Statutes Section 517.075.

            (qq) Since the date as of which information is given in the Offering Memorandum, except as contemplated by the Transactions, (i) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of Neenah or any of its subsidiaries, whether or not arising in the ordinary course of business, (ii) neither Neenah nor any of the subsidiaries have incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, (iii) neither Neenah nor any of its subsidiaries have entered into any material transaction other than in the ordinary course of business and (iv) there has not been any change in the capital stock or long-term debt of Neenah or any of its subsidiaries, or any dividend or distribution of any kind declared, paid or made by Neenah on any class of its capital stock.

            (rr) The Company and Holdings have not conducted business prior to the date hereof other than the transactions contemplated by this Agreement.

            2. Purchase and Resale of the Securities. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company, the principal amount of Securities set forth opposite the name of such Initial Purchaser on Schedule 1 hereto at a purchase price equal to 97.00% of the principal amount thereof. The Company shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

            (b) The Initial Purchasers have advised the Company that they propose to offer the Securities for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that (i) it is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iii) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of its initial offering, only to persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A. In addition to the foregoing, each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(d) and (e), counsel for the Company and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 2, and each Initial Purchaser hereby consents to such reliance.

            (c) The Company acknowledges and agrees that the Initial Purchasers may sell Securities to any affiliate of an Initial Purchaser and that any such affiliate may sell Securities purchased by it to an Initial Purchaser.

            3. Delivery of and Payment for the Securities. (a) Delivery of and payment for the Securities shall be made at the offices of Cravath, Swaine & Moore ("CSM"), New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 10:00 A.M., New York City time, on April 30, 1997, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Company (such date and time of payment and delivery being referred to herein as the "Closing Date").

            (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Company by wire or book-entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers of the certificates evidencing the Notes. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, the Notes shall be in global form, registered in such names and in such denominations as CSI on behalf of the Initial Purchasers shall have requested in writing not less than two full business days prior to the Closing Date. The Company agrees to make one or more global certificates evidencing the Notes available for inspection by CSI on behalf of the Initial Purchasers in New York, New York at least 24 hours prior to the Closing Date.

            4. Further Agreements of the Company. The Company agrees with each of the several Initial Purchasers:

            (a) to advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

            (b) to furnish promptly to each of the Initial Purchasers and counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;

            (c) prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to each of the Initial Purchasers and counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review;

            (d) if, at any time prior to completion of the resale of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;

            (e) for so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and are not saleable pursuant to Rule 144(k) under the Securities Act, to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders);

            (f) for so long as the Securities are outstanding, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Securities pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

            (g) to promptly take from time to time such actions as the Initial Purchasers may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers may reasonably request; provided that the Company, Neenah and Neenah's subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction;

            (h) to assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through the Depository Trust Company ("DTC");

            (i) not to, and to cause their affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;

            (j) except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause their affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Offering Memorandum;

            (k) for a period of 180 days from the date of the Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company or any of its subsidiaries (other than the Securities or the Exchange Securities) without the prior written consent of the Initial Purchasers;

            (l) during the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, not to, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act;

            (m) not to, for so long as the Securities are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and to not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder;

            (n) in connection with the offering of the Securities, until CSI on behalf of the Initial Purchasers shall have notified the Company of the completion of the resale of the Securities, not to, and to use its reasonable best efforts to cause its affiliated purchasers (as defined in Rule 100 of Regulation M under the Exchange Act) not to, directly or indirectly, either alone or with one or more other persons, bid for, purchase, or attempt to induce any person to bid for or purchase, a covered security during the applicable restricted period;

            (o) in connection with the offering of the Securities, to make the officers, employees, independent accountants and legal counsel of the Company, Holdings, Neenah and Neenah's subsidiaries reasonably available upon request by the Initial Purchasers;

            (p) to furnish to each of the Initial Purchasers on the date hereof a copy of the independent accountants' report included in the Offering Memorandum signed by the accountants rendering such report;

            (q) to do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and to use its best efforts to satisfy all conditions precedent to the delivery of the Securities;

            (r) to not take, and to use best efforts to cause Holdings, Neenah and each of Neenah's subsidiaries to not take, any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture;

            (s) to not take, and to use best efforts to cause Holdings, Neenah and each of Neenah's subsidiaries to not take, any action prior to the Closing Date which would require the Offering Memorandum to be amended or supplemented pursuant to Section 4(d);

            (t) prior to the Closing Date, not to issue, and to use best efforts to cause Holdings, Neenah and each of Neenah's subsidiaries not to issue, any press release or other communication directly or indirectly or hold any press conference with respect to the Company, Neenah or Neenah's subsidiaries, their respective conditions, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of Neenah and of which the Initial Purchasers are notified), without the prior written consent of the Initial Purchasers, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchasers, such press release or communication is required by law; and

            (u) to apply the net proceeds from the sale of the Securities as set forth in the Offering Memorandum under the heading "Use of Proceeds".

            5. Conditions of Initial Purchasers' Obligations. The respective obligations of the several Initial Purchasers hereunder are subject to (i) the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Company contained herein, (ii) the accuracy of the representations and warranties of Neenah and the Guarantors contained in the Neenah Letter Agreement, (iii) the accuracy of the statements of the Company, Neenah and the Guarantors and their respective officers made in any certificates delivered pursuant hereto, (iv) the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

            (a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers and the Company may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

            (b) Neither of the Initial Purchasers shall have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

            (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Initial Purchasers, and the Company, Holdings, Neenah and the Guarantors shall have furnished to the Initial Purchasers all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

            (d) Kirkland & Ellis ("K&E"), as counsel to the Company, Foley & Lardner, as counsel for the Company and Neenah, and Quarles and Brady ("Q&B"), as counsel to Neenah and the Guarantors, shall have furnished to the Initial Purchasers their written opinions, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex B-1, Annex B-2 and Annex B-3 hereto, respectively.

            (e) The Initial Purchasers shall have received from CSM, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company, Holdings, Neenah and the Guarantors shall have furnished to such counsel such documents and information as CSM requests for the purpose of enabling them to pass upon such matters.

            (f) Neenah shall have furnished to the Initial Purchasers a letter (the "Initial Letter") of Ernst & Young LLP, addressed to the Initial Purchasers and dated April 24, 1997, in form and substance satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex C hereto.

            (g) Neenah shall have furnished to the Initial Purchasers a letter (the "Bring-Down Letter") of Ernst & Young LLP, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants with respect to Neenah and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letter are accurate and (iii) confirming in all material respects the conclusions and findings set forth in the Initial Letter. In addition, Neenah shall have received letters from such accountants consenting to the use, in connection with the offering of the Securities, of the audited consolidated financial statements of Neenah prepared by such accountants and included in the Offering Memorandum.

            (h) Each of the Company, Neenah and the Guarantors shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its chief executive officer or president and its chief financial officer stating that (A) such officers have carefully examined the Offering Memorandum, (B) in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) as of the Closing Date, the representations and warranties of the Company in this Agreement and of Neenah and the Guarantors in the Neenah Letter Agreement are true and correct in all material respects, the Company, Neenah and each of the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder or under the Neenah Letter Agreement on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained in the Offering Memorandum, there has been no material adverse change in the financial position or results of operation of Neenah or any of its subsidiaries, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of Neenah and its subsidiaries taken as a whole.

            (i) The Indenture shall have been duly executed and delivered by the Company and the Trustee and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

            (j) The Securities shall have been approved by the NASD for trading in the PORTAL Market.

            (k) If any event shall have occurred that requires the Company under
      Section 4(d) to prepare an amendment or supplement to the Offering

      Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

            (l) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Securities as contemplated hereby.

            (m) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock or long-term debt or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of Neenah and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto).

            (n) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

            (o) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Securities.

            (p) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the

      NASDAQ market or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause (iv), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum (exclusive of any amendment or supplement thereto).

            (q) Substantially simultaneously with the sale of the Securities hereunder (i) the Merger shall have been consummated, (ii) the Initial Purchasers shall have received a counterpart of an agreement in the form of Exhibit D hereto (the "Neenah Letter Agreement") which shall have been executed and delivered by a duly authorized officer of Neenah and each of the Guarantors, whereby, among other things, Neenah (as the surviving entity after the Merger) and the Guarantors will become parties to this Agreement and be subject to the obligations of the Company under this Agreement, including, but not limited to, the obligations under Sections 8, 9, 10 and 12 hereof, (iii) the Initial Purchasers shall have received a counterpart of the Supplemental Indenture which shall have been executed and delivered by the parties thereto and pursuant to the terms thereof Neenah shall have become the primary obligor under the Indenture and the Guarantors shall have become note guarantors under the Indenture and (iv) the Initial Purchasers shall have received a counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of Neenah and each of the Guarantors.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

            6. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(l), (m), (n), (o) or (p) shall have occurred and be continuing.

            7. Defaulting Initial Purchasers. (a) If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchaser may make arrangements for the purchase of the Securities which such defaulting Purchaser agreed but failed to purchase by other persons satisfactory to the Company and the non-defaulting Initial Purchaser, but if no such arrangements are made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 12 and except that the provisions of Sections 9 and 10 shall not terminate and shall remain in effect. As used in this Agreement, the term "Initial Purchasers" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule 1 hereto that, pursuant to this Section 7, purchases Securities which a defaulting Initial Purchaser agreed but failed to purchase.

            (b) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company or any non-defaulting Initial Purchaser for damages caused by its default. If other persons are obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchaser or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes.

            8. Reimbursement of Initial Purchasers' Expenses. If (a) this Agreement shall have been terminated pursuant to Section 6 or Section 7, (b) the Company shall fail to tender the Securities for delivery to the Initial Purchasers for any reason permitted under this Agreement or (c) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, the Company shall reimburse the Initial Purchasers for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and resale of the Securities. If this Agreement is terminated pursuant to Section 7 by reason of the default of one or more of the Initial Purchasers, the Company shall not be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.

            9. Indemnification. (a) The Company shall indemnify and hold harmless each Initial Purchaser, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(a) and Section 10 as an Initial Purchaser), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or in any information provided by the Company pursuant to Section 4(e) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchasers' Information; and provided, further, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any such Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Initial Purchaser and any such loss, claim, damage, liability or action of or with respect to such Initial Purchaser results from the fact that both (A) to the extent required by applicable law, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission from the Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with Section 4(b).

            (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(b) and Section 10 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial

Purchasers' Information, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 9(a) or 9(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in

Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            The obligations of the Company and the Initial Purchasers in this
Section 9 and in Section 10 are in addition to any other liability that the Company or the Initial Purchasers, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

            10. Contribution. If the indemnification provided for in Section 9 is unavailable or insufficient to hold harmless an indemnified party under
Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to any Initial Purchasers' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 10 are several in proportion to their respective purchase obligations and not joint.

            11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Company and the Initial Purchasers and in Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            12. Expenses. The Company agrees with the Initial Purchasers to pay
(a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the fees and expenses of the Company's counsel and independent accountants; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(h) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel for the Initial Purchasers); (g) any fees charged by rating agencies for rating the

Securities; (h) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement which are not otherwise specifically provided for in this Section 12; provided, however, that except as provided in this Section 12 and Section 8, the Initial Purchasers shall pay their own costs and expenses.

            13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

            14. Notices, etc.. All statements, requests, notices and agreements hereunder shall be in writing, and:

            (a) if to the Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Gerard J. Murray (telecopier no.: (212) 270-0994); or

            (b) if to the Company, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum, Attention: James K. Hildebrand (telecopier no.:
      614-889-8308);

provided that any notice to an Initial Purchaser pursuant to Section 9(c) shall also be delivered or sent by mail to such Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by CSI.

            15. Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

            16. Initial Purchasers' Information. The parties hereto acknowledge and agree that the Initial Purchasers' Information consists solely of the following information in the Preliminary Offering Memorandum and the Offering Memorandum:
(i) the last paragraph on the front cover page concerning the terms of the offering by the Initial Purchasers; (ii) the first paragraph on the inside front cover page concerning over-allotment and trading activities by the Initial Purchasers; and (iii) the statements concerning the Initial Purchasers contained in the third, fourth, sixth and seventh paragraphs under the heading "Plan of Distribution".

            17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            18. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

            19. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

            20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

            If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and the several Initial Purchasers in accordance with its terms.

                                Very truly yours,

                                NC MERGER COMPANY


                                By
                                  ------------------------------
                                  Name:
                                  Title:

Accepted:

CHASE SECURITIES INC.


By
  ----------------------------
        Authorized Signatory

Address for notices pursuant to Section 9(c):
1 Chase Plaza, 25th floor
New York, New York 10081
Attention:  Legal Department

MORGAN STANLEY & CO. INCORPORATED


By
  ----------------------------
        Authorized Signatory

Address for notices pursuant to Section 9(c):

1585 Broadway (33rd Floor)
New York, NY 10036
Attention:  Legal Department

                                                                      SCHEDULE 1

                                                       Principal
                                                       Amount
         Initial Purchasers                            of Securities
         ------------------                            -------------

         Chase Securities Inc.                      $  112,500,000
         Morgan Stanley & Co. Incorporated              37,500,000

                                                       -----------

                  Total                             $  150,000,000

                                                                         ANNEX A


              [Form of Exchange and Registration Rights Agreement]

                                                                       ANNEX B-1

                  [Form of Opinion of Counsel for the Company]


            Kirkland & Ellis shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth below:

            (i) Holdings has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged (except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a Material Adverse Effect);

            (ii) all of the outstanding shares of capital stock of Holdings have been, and upon the consummation of the Merger all of the outstanding shares of capital stock of Holdings will be, duly and validly authorized and issued and fully paid and non-assessable;

            (iii) the statements in the Offering Memorandum under the heading "Certain United States Federal Income Tax Considerations", to the extent that they constitute summaries of matters of law or regulation or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects; and such counsel does not have actual knowledge of any current or pending legal or governmental actions, suits or proceedings which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 which are not described as so required;

            (iv) the Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder;

            (v) Holdings has full right, power and authority to execute and deliver each of the Transaction Documents to which is a party and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction

      Documents to which Holdings is a party and the consummation of the transactions contemplated thereby have been duly and validly taken;

            (vi) assuming the due authorization, execution and delivery of the Purchase Agreement by the Company, the Purchase Agreement constitutes a valid and legally binding agreement of the Company (and, upon the due authorization, execution, and delivery of the Neenah Letter Agreement by the parties thereto, of Neenah and the Guarantors) enforceable against the Company (and Neenah and each of the Guarantors) in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and except to the extent that the indemnification provisions thereof may be limited by applicable law;

            (vii) upon the due authorization, execution and delivery of the Registration Rights Agreement by Neenah and the Guarantors, the Registration Rights Agreement will constitute a valid and legally binding agreement of the Neenah and each of the Guarantors, enforceable against each of them in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and except to the extent that the indemnification provisions thereof may be limited by applicable law;

            (viii) assuming the due authorization, execution and delivery of the Indenture by the Company and the Trustee, the Indenture constitutes a valid and legally binding agreement of the Company (and, upon the due authorization, execution and delivery of the Supplemental Indenture by the parties thereto, of Neenah and the Guarantors) enforceable against the Company (and Neenah as primary obligor and each of the Guarantors as note guarantors) in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law);

            (ix) assuming the due authorization and execution of the Securities by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Agreement, the Securities constitute valid and legally binding obligations of the Company (and, upon the due authorization, execution and delivery of the Supplemental Indenture by the parties thereto, of Neenah and the Guarantors) entitled to the benefits of the Indenture and enforceable against the Company (and Neenah as primary obligor and each of the Guarantors as note guarantors) in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law);

            (x) the Merger Agreement has been duly authorized, executed and delivered by Holdings;

            (xi) each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum;

            (xii) the execution, delivery and performance by Holdings of each of the Transaction Documents to which it is a party, the compliance by Holdings with the terms of each of the Transaction Documents to which it is a party and the consummation of the Transactions will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Holdings pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Holdings is a party or by which it is bound or to which its property or assets is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of Holdings or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over Holdings or any of its properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by Holdings of each of the Transaction Documents to which it is a party, the compliance by Holdings with the terms of each of the Transaction Documents to which it is a party and the consummation of the Transactions, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement;

            (xiii) to the best knowledge of such counsel, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which Holdings is a party or of which any property or assets of Holdings is the subject which (A) singularly or in the aggregate, if determined adversely to Holdings, could reasonably be expected to have a Material Adverse Effect or (B) questions the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to the best knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (xiv) Holdings is not (A) in violation of its charter or by-laws,
      (B) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (C) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject;

            (xv) neither the consummation of the transactions contemplated by the Purchase Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulation G, T, U or X of the Federal Reserve Board; and

            (xvi) assuming the accuracy of the representations, warranties and agreements of the Company (and, upon the due authorization, execution and delivery of the Neenah Letter Agreement, of Neenah and the Guarantors) and of the Initial Purchasers contained in the Purchase Agreement, the issuance and sale of the Securities and the offer, resale and delivery of the Securities in the manner contemplated by the Purchase Agreement and the Offering Memorandum, are exempt from the registration requirements of the Securities Act, and it is not necessary to qualify the Indenture under the Trust Indenture Act.

            Such counsel shall also state that they have participated in conferences with representatives of the Company and Neenah and with representatives of Neenah's independent accountants and counsel at which conferences the contents of the Offering Memorandum and any amendment and supplement thereto and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Offering Memorandum, any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Offering Memorandum or any amendment or supplement thereto (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of Neenah and public officials which are furnished to the Initial Purchasers.

                                                                       ANNEX B-2

             [Form of Opinion of Counsel for the Company and Neenah]

            Foley & Lardner shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company and to Neenah, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth below:

            (i) The Company has been, and upon consummation of the Merger each of Neenah and each of the Guarantors will be, duly incorporated and validly existing as corporations under the laws of the State of Wisconsin;

            (ii) all of the outstanding shares of capital stock of the Company have been, and upon the consummation of the Merger all of the outstanding shares of capital stock of Neenah will be, duly and validly authorized and issued and fully paid and non-assessable, except as set forth in Section 180.0622(2)(b) of the Wisconsin Statutes, as judicially interpreted; and upon the consummation of the Merger and the other Transactions the capital stock of Neenah will conform in all material respects to the description thereof contained in the Offering Memorandum;

            (iii) each of the Company, Neenah and each of the Guarantors has full right, power and authority to execute and deliver each of the Transaction Documents to which is a party and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents to which any of the Company, Neenah or any of the Guarantors is a party and the consummation of the transactions contemplated thereby have been duly and validly taken;

            (iv) the Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company (and, upon the due authorization, execution, and delivery of the Neenah Letter Agreement by the parties thereto, of Neenah and the Guarantors) enforceable against the Company (and Neenah and each of the Guarantors) in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and except to the extent that the indemnification provisions thereof may be limited by applicable law;

            (v) the Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company (and, upon the due authorization, execution and delivery of the Supplemental Indenture by the parties thereto, of Neenah and the Guarantors) enforceable against the Company (and Neenah as primary obligor and each of the Guarantors as note guarantors) in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insol vency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law);

            (vi) the Securities have been duly authorized and issued by the Compa ny and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Agreement, will constitute valid and legally binding obligations of the Company (and, upon the due authorization, execution and delivery of the Supplemental Indenture by the parties thereto, of Neenah and the Guarantors) entitled to the benefits of the Indenture and enforceable against the Company (and Neenah as primary obligor and each of the Guarantors as note guarantors) in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law);

            (vii) the Merger Agreement has been duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery by Neenah and Holdings, will constitute a valid and legally binding agreement of Neenah, the Company and Holdings enforceable against Neenah, the Company and Holdings in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law);

            (viii) the execution, delivery and performance by each of the Company, Neenah and each of the Guarantors of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Securities by the Company, the compliance by each of the Company, Neenah and each of the Guarantors with the terms of each of the Transaction Documents to which each is a party and the consummation of the Transactions will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, Neenah or any of the Guarantors pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, Neenah or any of the Guarantors is a party or by which any of them are bound or to which the property or assets of any of them is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of any of the Company, Neenah or any of the Guarantors or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over any of the Company, Neenah or any of the Guarantors or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by each of the Company, Neenah and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance, authentication, sale and delivery of the Securities by the Company, the compliance by each of the Company, Neenah and each of the Guarantors with the terms of each of the Transaction Documents to which each is a party and the consummation of the Transactions, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement;

            (ix) to the best knowledge of such counsel, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Company is a party or of which any property or assets of the Company is the subject which (A) singularly or in the aggregate, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect or (B) questions the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to the best knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (x) the Company is not (A) in violation of its charter or by-laws,
      (B) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (C) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject;

            (xi) neither the Company, Neenah nor any of Neenah's subsidiaries is
      (A) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder, without taking account of any exemption under the Investment Company Act arising out of the number of holders of securities of the Company, Neenah or Neenah's subsidiaries or
      (B) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

            (xii) each of the Letter Agreement, the Supplemental Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by Neenah and each of the Guarantors, and each of the Letter Agreement, the Supplemental Indenture and the Registration Rights Agreement is enforceable against Neenah and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law);

            (xii) neither the consummation of the transactions contemplated by the Purchase Agreement nor the assumption of the Notes by Neenah or the guarantee of the Notes by the Guarantors will violate Regulation G, T, U or X of the Federal Reserve Board.

      In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, Neenah and public officials which are furnished to the Initial Purchasers.

                                                                       ANNEX B-3

                     [Form of Opinion of Counsel for Neenah]

            Quarles & Brady shall have furnished to the Initial Purchasers their written opinion, as counsel to Neenah and the Guarantors, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth below:

            (i) Neenah and each of the Guarantors has been duly incorporated and is validly existing as a corporation under the laws of Wisconsin, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged (except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a Material Adverse Effect),

            (ii) all of the outstanding shares of capital stock of Neenah and each of the Guarantors have been duly and validly authorized and issued and are fully paid and non-assessable, except as set forth in Section 180.0622(2)(b) of the Wisconsin Statutes, as judicially interpretated. Upon consummation of and by virtue of the Merger, each outstanding share of the Company's common stock, without par value, will be converted into one share of the Class A Common Stock of Neenah, and each outstanding share of the Common Stock of Neenah will be converted into cash as provided in the Merger Agreement;

            (iii) to the best knowledge of such counsel, there are not any current or pending legal or governmental actions, suits or proceedings which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 which are not described as so required;

            (iv) the Merger Agreement has been duly authorized, executed and delivered by Neenah, and assuming due authorization, execution and delivery by the Company and Holdings, will constitute a valid and legally binding agreement of Neenah enforceable against Neenah in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law);

            (v) the execution, delivery and performance by Neenah of the Merger Agreement and compliance by Neenah with the terms thereof will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Neenah or any of its subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which Neenah or any of its subsidiaries is a party or by which Neenah or any of its subsidiaries is bound or to which any of the property or assets of Neenah or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of Neenah or any of its subsidiaries or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over Neenah or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by Neenah of the Merger Agreement, and compliance by Neenah with the terms thereof and the consummation of the Merger, except for such consents, approvals, authorizations, filings, registrations or qualifications which have been obtained or made prior to the Closing Date;

            (vi) to the best knowledge of such counsel, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which Neenah or any of its subsidiaries is a party or of which any property or assets of Neenah or any of its subsidiaries is the subject which (A) singularly or in the aggregate, if determined adversely to Neenah or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or (B) questions the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to the best knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (vii) neither Neenah nor any of its subsidiaries is (A) in violation of its charter or by-laws, (B) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (C) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject;

      [Such counsel shall also state that they have participated in conferences with representatives of Neenah and with representatives of Neenah's independent accountants and counsel at which conferences the contents of the Offering Memorandum and any amendment and supplement thereto and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Offering Memorandum, any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Offering Memorandum or any amendment or supplement thereto (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.]

      In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of Neenah and public officials which are furnished to the Initial Purchasers.

                                                                         ANNEX C

                        [Form of Initial Comfort Letter]

            Neenah shall have furnished to the Initial Purchasers a letter of Ernst & Young LLP, addressed to the Initial Purchasers and dated the date of the Purchase Agreement, in form and substance satisfactory to the Initial Purchasers, substantially to the effect set forth below:

            (i) they are independent certified public accountants with respect to the Company within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings;

            (ii) in their opinion, the audited financial statements and pro forma financial information included in the Offering Memorandum and reported on by them comply in form in all material respects with the accounting requirements of the Exchange Act and the related published rules and regulations of the Commission thereunder that would apply to the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 under the Securities Act (except that certain supporting schedules are omitted);

            (iii) based upon a reading of the latest unaudited financial statements made available by Neenah, the procedures of the AICPA for a review of interim financial information as described in Statement of Auditing Standards No. 71, reading of minutes and inquiries of certain officials of Neenah who have responsibility for financial and accounting matters and certain other limited procedures requested by the Initial Purchasers and described in detail in such letter, nothing has come to their attention that causes them to believe that (A) any unaudited consolidated financial statements included in the Offering Memorandum do not comply as to form in all material respects with applicable accounting requirements, (B) any material modifications should be made to the unaudited consolidated financial statements included in the Offering Memorandum for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Offering Memorandum or (C) the information included under the headings ["Summary--Summary Consolidated Financial and Other Data", "Capitalization", "Selected Consolidated Financial and Other Data", "Management's Discussion and Analysis of Results of Operations and Financial Condition" and "Management--Compensation of Executive
      Officers"] is not in conformity with the disclosure requirements of Regulation S-K that would apply to the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 under the Securities Act;

            (iv) based upon the procedures detailed in such letter with respect to the period subsequent to the date of the last available balance sheet, including reading of minutes and inquiries of certain officials of Neenah who have responsibility for financial and accounting matters, nothing has come to their attention that causes them to believe that (A) at a specified date not more than three business days prior to the date of such letter, there was any change in capital stock, increase in long-term debt or decrease in net current assets as compared with the amounts shown in the December 31, 1996 unaudited balance sheet included in the Offering Memorandum or (B) for the period from December 31, 1996 to a specified date not more than three business days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in net sales, income from operations, EBITDA or net income, except in all instances for changes, increases or decreases that the Offering Memorandum discloses have occurred or which are set forth in such letter, in which case the letter shall be accompanied by an explanation by Neenah as to the significance thereof unless said explanation is not deemed necessary by the Initial Purchasers;

            (v) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Offering Memorandum agrees with the accounting records of Neenah, excluding any questions of legal interpretation; and

            (vi) on the basis of a reading of the unaudited pro forma financial information included in the Offering Memorandum, carrying out certain specified procedures, reading of minutes and inquiries of certain officials of Neenah who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial information, nothing came to their attention which caused them to believe that the pro forma financial information does not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such information.

                                                                       EXHIBIT D

                                                                   April__, 1997

CHASE SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED
c/o CHASE SECURITIES INC.
    270 Park Avenue
    New York, NY 10017


Dear Sirs:

      Reference is hereby made to the Purchase Agreement dated April__, 1997 (the "Purchase Agreement"), between NC Merger Company, a Wisconsin corporation (the "Company"), and you pursuant to which the Company has agreed to issue and sell and you have agreed to purchase the Securities described therein on the terms set forth therein. Capitalized terms used herein but not otherwise defined herein have meanings assigned thereto in the Purchase Agreement (including by reference therein to the Offering Memorandum). This is the letter agreement referred to in Section 5(q) of the Purchase Agreement.

      The parties hereto agree that this Letter Agreement is being executed and delivered in connection with the issue and sale of the Securities pursuant to the Purchase Agreement and to induce the Initial Purchasers to purchase the Securities thereunder.

      Neenah (as the Company's successor after the Merger) and each of the Guarantors hereby confirm their agreement with you as follows:

      SECTION 1. In accordance with Section 5(q) of the Purchase Agreement, Neenah and each of the Guarantors by their respective signatures below each becomes a party to the Purchase Agreement on the same terms and with the same ongoing obligations and rights as the Company thereunder with the same force and effect as if originally named therein as a party and Neenah and each of the Guarantors jointly and severally agrees to all the terms and provisions of the Purchase Agreement applicable to the Company thereunder including, but not limited to, under Sections 8, 9, 10 and 12 thereof.

      SECTION 2. Neenah and each of the Guarantors hereby represents and warrants to, and agrees with, each of you as of the date hereof that:

            (a) each of them has full right, power and authority to execute and deliver this Letter Agreement and perform its obligations hereunder and all corporate action required to be taken by each of them for the due and proper authorization, execution, delivery and performance of this Letter Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken and this Letter Agreement has been duly authorized and validly executed and delivered by each of them and is the valid and legally binding agreement of each of them enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except as rights to indemnity and contribution may be limited under applicable law;

            (b) each of them has full right, power and authority to execute and deliver the Supplemental Indenture and perform its obligations thereunder and all corporate action required to be taken by each of them for the due and proper authorization, execution, delivery and performance of the Supplemental Indenture and the consummation of the transactions contemplated thereby have been duly and validly taken; the Supplemental Indenture has been duly authorized by each of them, and, when duly executed and delivered in accordance with its terms by each party thereto, the Supplemental Indenture will constitute the valid and legally binding agreement of Neenah, as primary obligor, and of each of the Guarantors, as note guarantors, and will be enforceable against Neenah and each of the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and

            (c) the representations, warranties and agreements set forth in
      Section 1 of the Purchase Agreement are true and accurate on the date hereof as if made on such date by Neenah and each of the Guarantors, and each reference therein to the knowledge of the Company shall be deemed to be a reference to the knowledge of Neenah and each of the Guarantors.

      SECTION 3. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION 4. This Letter Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      SECTION 5. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Letter Agreement.

      If the foregoing is in accordance with your understanding of the agreement among the parties hereto, kindly indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,

                                        NEENAH CORPORATION,


                                        By
                                           ----------------------
                                           Name:
                                           Title:

                                        NEENAH FOUNDRY
                                        COMPANY,


                                        By
                                           ----------------------
                                           Name:
                                           Title:

                                        HARTLEY CONTROLS
                                        CORPORATION,


                                        By
                                           ----------------------
                                           Name:
                                           Title:

                                        NEENAH TRANSPORT, INC.,


                                        By
                                           ----------------------
                                           Name:
                                           Title:

CHASE SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED

  By CHASE SECURITIES INC.,

        By _________________
            Name:
            Title: